UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2009

Ticketmaster Entertainment, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34064	95-4546874
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8800 Sunset Blvd., West Hollywood, CA		90069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 360-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 27, 2009, Ticketmaster Entertainment, Inc. (the “Company”) entered into a new employment agreement with Eric Korman, Executive Vice President of the Company and President of Ticketmaster (the “Korman Employment Agreement”).  The Korman Employment Agreement replaces Mr. Korman’s prior employment agreement with the Company, the term of which ran through April 10, 2009.

Among other things, the Korman Employment Agreement provides for:

i.                                  A three-year term from the date of the Korman Employment Agreement.

ii.                               An annual base salary in the amount of $750,000 effective July 17, 2009 through the end of the term, together with retroactive salary in the amount of $220,961.47 (subject to applicable withholdings).

iii.                            A discretionary annual bonus with a target amount of 100% of Mr. Korman’s base salary.

iv.                           A grant of an option to acquire 300,000 shares of common stock of the Company at a per share exercise price of $5.33, which shall vest annually in equal installments over four years (the option was previously granted on April 29, 2009, and was further memorialized as part of the Korman Employment Agreement).

The foregoing summary of the Korman Employment Agreement is qualified in its entirety by reference to the Korman Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Separately, on July 30, 2009, the Company entered into an amendment to the employment agreement dated May 19, 2008 (the “Regan Employment Agreement”) with Brian Regan, Executive Vice President and Chief Financial Officer of the Company (the “Regan Employment Agreement Amendment”).

The Regan Employment Agreement Amendment modifies the Regan Employment Agreement as follows:

i.                                  Mr. Regan’s base salary is immediately increased from $375,000 per year to $500,000 per year.

ii.                               Mr. Regan will be paid a one-time signing bonus of $100,000 promptly following the date of the Regan Employment Agreement Amendment.

The foregoing summary of the Regan Employment Agreement Amendment is qualified in its entirety by reference to the Regan Employment Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 and which is incorporated herein by reference.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

10.1	Employment Agreement by and between Eric Korman and Ticketmaster Entertainment, Inc., dated as of July 27, 2009.
10.2

Amendment No. 2 to Employment Agreement dated as of May 19, 2008, between Brian Regan and Ticketmaster L.L.C.

10.3

Amendment No. 1 to Employment Agreement dated as of May 19, 2008, between Brian Regan and Ticketmaster L.L.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	SVP & Acting General Counsel

Date: July 31, 2009

EXHIBIT LIST

Exhibit No.	Description

10.1	Employment Agreement by and between Eric Korman and Ticketmaster Entertainment, Inc., dated as of July 27, 2009.
10.2

Amendment No. 2 to Employment Agreement dated as of May 19, 2008, between Brian Regan and Ticketmaster L.L.C.

10.3

Amendment No. 1 to Employment Agreement dated as of May 19, 2008, between Brian Regan and Ticketmaster L.L.C.